Exhibit 10.5


                    CONDITIONAL PLEDGE AND SECURITY AGREEMENT

                  CONDITIONAL PLEDGE AND SECURITY AGREEMENT, dated as of June 10, 2004 (as amended, supplemented or modified from time to time, this
"Agreement"), made by MICROFINANCIAL INCORPORATED ("MFI") and LEASECOMM CORPORATION ("LEASECOMM") (MFI and Leasecomm, collectively referred to herein as "Grantor") in favor of ACORN CAPITAL GROUP, LLC ("Secured Party").

                                    RECITALS

                  A. Pursuant to the Credit Agreement dated as of the date hereof (as amended, supplemented or modified from time to time, the "Credit Agreement"; capitalized terms used but not defined herein shall have the meanings given such terms in the Credit Agreement) by and among TimePayment Corp. LLC, a Delaware limited liability company and wholly-owned subsidiary of MFI ("Borrower"), certain guarantors named therein, including MFI and Leasecomm, and Secured Party, Secured Party has agreed to make the Loan to Borrower; and

                  B. In order to induce Secured Party to make the Loan, Grantor has agreed to grant a continuing Lien on the Collateral pledged by it to secure the Obligations (as hereinafter defined).

                  Accordingly, Grantor hereby agrees as follows:

                  1. Security Interest.

                    (a) Grant of Security. Subject to the provisions of subparagraph 1(d) below and to Liens permitted by the Credit Agreement which have priority by operation of law, as security for the Obligations (as hereinafter defined), Grantor hereby delivers, assigns, pledges, sets over and grants to Secured Party a first priority security interest in, all of its right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all items of its personal property described on Exhibit A hereto which is executed by an authorized person of Grantor, together with all substitutions and replacements thereof and any products and proceeds thereof including any which are described on a supplement hereto in substantially the form of Exhibit B hereto (the "Collateral").

                    (b) Security for Obligations. Subject to the provisions of subparagraph 1(d) below, this Agreement secures the payment of all now existing or hereafter arising obligations of Grantor to Secured Party, whether primary or secondary, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not, liquidated or unliquidated, arising by operation of law or otherwise under the Credit Agreement or any other Credit Document (as defined in the Credit Agreement) including the Guaranty, whether for principal, interest, fees, expenses or otherwise, together with all costs of collection or enforcement, including, without limitation, reasonable attorneys' fees incurred in any collection efforts or in any action or proceeding (all such obligations being the "Obligations").

                    (c) Grantor Remains Liable. This Agreement shall not affect Grantor's liability to perform all of its duties and obligations under the transactions giving rise to the Obligations. The exercise by Secured Party of any of the rights hereunder shall not release Grantor from any of its duties or obligations under the transactions giving rise to the Obligations, which shall remain unchanged as if this Agreement had not been executed. Secured Party shall not have any obligation or liability under the transactions giving rise to the Obligations by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                    (d) No Grant of Security until Effective Date. Notwithstanding the execution and delivery of this Agreement on the date hereof, the grant of any security interest in any Collateral pursuant hereto shall not be deemed made, and this Agreement, including any and all provisions hereof providing for the enforcement of any rights and remedies with respect to such grant or otherwise relating to the Collateral, shall not be effective until the earlier of the day that (A) all obligations under the Fleet Loan Agreement shall have been discharged in full, or (B) Fleet releases its Liens on such Collateral or otherwise consents to the Secured Party having a Lien on such Collateral.

                    (e) Supplement. From time to time Grantor may deliver, assign, pledge, set over and grant to Secured Party a first priority security interest in any additional items of personal property by delivering on a supplement hereto in substantially the form of Exhibit B hereto listing such items; thereafter, all such items of personal property shall be "Collateral" hereinafter and subject to the terms of this Agreement. If Grantor shall, now or at any time hereafter, hold or acquire any promissory notes or tangible chattel paper, Grantor shall forthwith endorse, assign and deliver the same to Iron Mountain Incorporated, pursuant to the terms of the Iron Mountain Agreement and
Section 5.10 of the Credit Agreement, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

                    (f) Continuing Agreement. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations.

                  2. Title; Liens and Encumbrances. Grantor represents and warrants that it is (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will be) the record and beneficial owner of, having (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will have) good and marketable title to, the Collateral pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other person, except for Permitted Encumbrances (and the other Liens permitted by Section 6.9 of the Credit Agreement) and the Liens created by this Agreement. Grantor will promptly notify Secured Party of any such other Lien or claim made or asserted against the Collateral and will defend the Collateral against any such Lien or other claim.

                  3. State of Organization or Residence; Legal Name. Grantor represents and warrants to Secured Party as follows:

                    (a) Grantor does not have a state of organization or principal residence, except as set forth on Schedule I to the Credit Agreement. Grantor's chief executive office or principal office, if it is not a registered organization, as such term is defined under the Uniform Commercial Code as in effect in the State of New York as it may be amended, supplemented or modified from time to time (the "UCC"), is set forth on Schedule I to the Credit Agreement. Grantor shall promptly notify Secured Party of any change in the foregoing representations.

                    (b)  Grantor's  registered  or legal name is as set forth on
Schedule I to the Credit Agreement. Grantor currently uses, and during the last five years has used, no other names including business or trade names, except as set forth on Schedule I to the Credit Agreement. Grantor shall not change such name without providing Secured Party 30 days prior written notice.

                    (c) Subject to the provisions of subparagraph 1(d) and to Liens permitted by the Credit Agreement which have priority by operation of law, the grant of the security interest in the Collateral, combined with the filing of financing statements, the execution of control agreements, the execution of Assignments, and/or possession of the Collateral, each as appropriate, is effective to vest in Secured Party a valid and perfected first priority security interest, superior to the rights of any person in and to the Collateral as set forth herein.

                  4. Perfection of Security Interest. Grantor authorizes Secured Party to file all such financing statements and amendments thereto pursuant to the UCC or other notices appropriate under applicable law, as Secured Party may require, each in form satisfactory to Secured Party. Secured Party may transfer, withdraw or redeem any funds or other property in each deposit account or securities account constituting Collateral without further consent by Grantor; provided that Secured Party will not exercise any of such rights other than during an Event of Default. Grantor also shall pay all filing or recording costs with respect thereto, and all costs of filing or recording this Agreement or any other agreement or document executed and delivered pursuant hereto or to the Obligations (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is deemed by Secured Party to be necessary or desirable. Grantor authorizes Secured Party to take all other action which Secured Party may deem necessary or desirable to perfect or otherwise protect the Liens created hereunder and to obtain the benefits of this Agreement.

                  5. Covenants Relating to Collateral. Until the Obligations shall have been paid in full, and the Credit Agreement shall have terminated, Grantor covenants and agrees that if Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Collateral, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Collateral, or otherwise in respect thereof, Grantor shall accept the same as the agent of Secured Party, hold the same in trust for Secured Party and deliver the same forthwith to Secured Party in the exact form received, duly indorsed by Grantor to Secured Party, if required, together with an undated assignment covering such certificate duly executed in blank by Grantor and with, if Secured Party so requests, signature guaranteed, to be held by Secured Party, subject to the terms thereof, as additional collateral security for the Obligations. If any of the foregoing property so distributed in respect of the Collateral shall be received by Grantor, Grantor shall, until such property is paid or delivered to Secured Party, hold such property in trust for Secured Party, segregated from other funds or property of Grantor, as additional collateral security for the Obligations.

                  6. Collections; Other Rights.

                    (a) Except as provided herein, Grantor may receive all cash interest, dividends and distributions paid in respect of the Collateral, and to exercise all voting rights with respect to the Collateral; provided, however, that no vote shall be cast or right exercised or other action taken which, in Secured Party's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Agreement or any other Credit Document.

                    (b) All of the foregoing amounts set forth in paragraph (a) of this Section 6 so collected after the occurrence of and during the continuation of an Event of Default shall be held in trust by Grantor for and as the property of Secured Party, and shall not be commingled with other funds, money or property of Grantor.

                    (c) After the occurrence and during the continuation of an Event of Default, Grantor will immediately upon receipt of all such checks, cash or other remittances constituting part of the Collateral or in payment for any Collateral sold, transferred, leased or otherwise disposed of, deliver any such items to Secured Party accompanied by a remittance report in form supplied or approved by Secured Party. Grantor shall deliver such items in the same form received, endorsed or otherwise assigned by Grantor where necessary to permit collection of such items.

                    (d) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of the Credit Agreement, Secured Party shall, at Grantor's expense, execute and deliver to Grantor the documents as Grantor shall reasonably request to evidence the release of the item of Collateral from the security interest granted hereby; provided, however, that at the time of such request and such release, no Event of Default shall have occurred and be continuing.

                  7. Events of Default. The occurrence of any one or more Events of Default by any Obligor under the Credit Agreement shall constitute an event of default ("Event of Default") by Grantor under this Agreement.

                  8. Rights and Remedies.

                    (a) In the event of the occurrence and continuation of any Event of Default: (i) Secured Party may exercise exclusive control over the Collateral; (ii) Secured Party shall have the right, with or without (to the extent permitted by applicable law) notice to Grantor, as to any or all of the Collateral, by any available judicial procedure or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and generally to exercise any and all rights afforded to a secured party under the UCC or other applicable law; (iii) Secured Party shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as Secured Party in its sole discretion may deem advisable; (iv) at Secured Party's request, Grantor shall assemble the Collateral and make it available to Secured Party at places which Secured Party shall select, whether at Grantor's premises or elsewhere, and make available to Secured Party, without rent, all of Grantor's premises and facilities for the purpose of Secured Party's taking possession of, removing or putting the Collateral in saleable or disposable form; (v) Secured Party shall have the right to receive any and all cash interest, dividends, distributions, payments or other proceeds paid in respect of the Collateral and made application thereof to the Obligations in such order as Secured Party may determine; and (vi) any or all of the Collateral may be registered in the name of Secured Party or its nominee and they may thereafter exercise (x) all voting, corporate and other rights pertaining to such Collateral and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all securities or securities entitlements upon any merger, consolidation, reorganization, recapitalization or other fundamental change, or upon the exercise of Grantor or Secured Party of any right, privilege or option pertaining to such securities or securities entitlements, and in connection therewith, the right to deposit and deliver any and all of the securities or securities entitlements with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Secured Party may determine), all without liability except to account for property actually received by it, but Secured Party shall have no duty to Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                    (b) Any such sale, lease or other disposition of Collateral may be made without demand for performance or any notice of advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition, Grantor agrees that the sending of ten days notice by ordinary mail, postage prepaid, to Grantor of the place and time of any public sale or of the time at which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. Notwithstanding the foregoing, if any of the Collateral may be materially diminished in value during such ten-day period, Secured Party shall provide Grantor with such shorter notice as it deems reasonable under the circumstances.

                    (c) The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the reasonable attorneys' fees and legal expenses incurred by Secured Party, and then to satisfaction of the Obligations (in any order as Secured Party may decide in its sole discretion), and to the payment of any other amounts required by applicable law. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower will be liable for the deficiency, together with interest thereon, at the rate prescribed in the agreements giving rise to the Obligations, and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency. To the extent permitted by applicable law, Grantor waives all claims, damages and demands against Secured Party arising out of the repossession, removal, retention or sale of the Collateral.

                  9. Power of Attorney. Grantor authorizes Secured Party and does hereby make, constitute and appoint Secured Party, and any officer or agent of Secured Party, with full power of substitution, as Grantor's true and lawful attorney-in-fact, with power, in its own name or in the name of Grantor, effective immediately upon the occurrence and during the continuation of an Event of Default: (i) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of Secured Party; (ii) to pay or discharge any taxes, liens, security interest or other encumbrances at any time levied or placed on or threatened against the Collateral; (iii) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (iv) to receive, open and dispose of all mail addressed to Grantor and to notify the post office authorities to change the address for delivery of mail addressed to Grantor to such address as Secured Party may designate; (v) to exercise all membership rights, powers and privileges in connection with the Collateral to the same extent as Grantor is entitled to exercise such rights, powers and privileges; and (vi) generally to do all acts and things which Secured Party deems necessary to protect, preserve and realize upon the Collateral and Secured Party's security interest therein. Grantor hereby approves and ratifies all acts of said attorney or designee, who shall not be liable for any acts of commission or omission, nor for any error or judgment or mistake of fact or law except for its own gross negligence or willful misconduct. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. Secured Party may exercise this power of attorney only after the occurrence and during the continuance of an Event of Default.

                  10. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guaranty (including, without limitation, the Guaranties), endorsement or property of any other Person, then Secured Party shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of Secured Party's rights and remedies hereunder.

                  11. Limitation on Secured Party's Duty in Respect of Collateral. Secured Party shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control.

                  12. Miscellaneous.

                    (a) Notices. Any notice delivered under this Agreement shall be given in the manner, to the addresses and with the effect set forth in
Section 8.1 of the Credit Agreement.

                    (b) Amendments. Any term of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by each party to this Agreement. No notice to or demand on Grantor shall be deemed to be a waiver of the Obligations or of the right of Secured Party to take further action without notice or demand as provided in this Agreement. No course of dealing between Grantor and Secured Party shall change, modify or discharge, in whole or in part, this Agreement or any Obligations. No waiver of any term, covenant or provision of this Agreement shall be effective unless given in writing by Secured Party and if so given shall only be effective in the specific instance in which given.

                    (c) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Grantor may not assign or otherwise transfer any of its rights or Obligations hereunder without the prior written consent of Secured Party (and any attempted assignment or transfer by Grantor without such consent shall be null and void).

                    (d) Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without effecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                    (e) Right to Deal with Borrower. At any time and from time to time, without terminating, affecting or impairing the validity of this Agreement or the obligations of Grantor hereunder, Secured Party may deal with Borrower in the same manner and as fully as if this Agreement did not exist and shall be entitled, among other things, to grant Borrower, without notice or demand and without affecting Grantor's liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of indebtedness or any part thereof contained in or arising under any Credit Document or any other document evidencing Obligations of Borrower to Secured Party, or to waive any obligation of Borrower to perform any act or acts, as Secured Party may deem advisable.

                    (f) GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT ANY CREDIT DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, GRANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH ANY CREDIT DOCUMENT. EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.1 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                    (g) Headings; Counterparts. Article and Section headings and the table of contents (if applicable) used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or of any other Credit Document by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or of such other Credit Document.

                    (h) No Waiver; Rights Cumulative. No course of dealing between Grantor and Secured Party, or Secured Party's failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Any single or partial exercise of any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege. All of Secured Party's rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently.

                    (i) No Partnership. The relationship between Secured Party and Grantor shall be only of creditor-debtor and no relationship of agency, partner or joint- or co-venturer shall be created by or inferred from this Agreement or the other Credit Documents. Grantor shall indemnify, defend, and save Secured Party harmless from any and all claims asserted against Secured Party as being the agent, partner, or joint-venturer of Grantor.

                    (j) Entire Agreement. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantor and Secured Party with respect to the subject matter hereunder and supersede all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Grantor acknowledges and agrees that there is no oral agreement between Grantor and Secured Party which has not been incorporated in this Agreement or another Credit Document.

                  13. Joint and Several Obligations. All Obligations, agreements and liabilities of the Grantor under this Agreement shall be joint and several.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned parties have executed this Agreement to be effective for all purposes as of the date above first written.



                                     MICROFINANCIAL INCORPORATED


                                     By_________________________________
                                        Name:
                                        Title:


                                     LEASECOMM CORPORATION


                                     By_________________________________
                                        Name:
                                        Title:

State of                        )
                                ) ss.
County of _____________________ )

                  On June __, 2004, before me, a Notary Public, personally appeared ____________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.                           SEAL






                                    Signature:
                                              ----------------------------------


State of                       )
                               ) ss.
County of _____________________)

                  On June __, 2004, before me, a Notary Public, personally appeared ____________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.                           SEAL






Signature:
          -------------------------------------------

                                                                       EXHIBIT A
                                                                       ---------
                                                                             MFI

                  This Exhibit A to the Conditional Pledge and Security Agreement, dated as of June __, 2004 (as amended, supplemented or modified from time to time, the "Pledge Agreement"), made by MICROFINANCIAL INCORPORATED ("Grantor") in favor of ACORN CAPITAL GROUP, LLC (the "Secured Party") describes the Collateral granted by Grantor to Secured Party pursuant to the Pledge Agreement. "UCC" means the Uniform Commercial Code as in effect in the State of New York as the UCC may be amended, supplemented or modified from time to time. Any reference to any agreement, instrument or document shall be construed as referring to such agreement, instrument or document, as amended, supplemented or modified from time to time. The Collateral shall be all of Grantor's right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all of the following items of personal property of Grantor:

                           a. [FLEET LEASES]

                           b. To the extent not included in the foregoing, all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds (as defined in the UCC), products, offspring, rents, issues, profits and returns of and from any of the foregoing.



                                            MICROFINANCIAL INCORPORATED


                                            By_________________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT A
                                                                       ---------
                                                                       Leasecomm

                  This Exhibit A to the Conditional Pledge and Security Agreement, dated as of June __, 2004 (as amended, supplemented or modified from time to time, the "Pledge Agreement"), made by LEASECOMM CORPORATION ("Grantor") in favor of ACORN CAPITAL GROUP, LLC (the "Secured Party") describes the Collateral granted by Grantor to Secured Party pursuant to the Pledge Agreement. "UCC" means the Uniform Commercial Code as in effect in the State of New York as the UCC may be amended, supplemented or modified from time to time. Any reference to any agreement, instrument or document shall be construed as referring to such agreement, instrument or document, as amended, supplemented or modified from time to time. The Collateral shall be all of Grantor's right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all of the following items of personal property of Grantor:

                           a. [FLEET LEASES]

                           b. To the extent not included in the foregoing, all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds (as defined in the UCC), products, offspring, rents, issues, profits and returns of and from any of the foregoing.


                                            LEASECOMM CORPORATION


                                            By_________________________________
                                               Name:
                                               Title

                                                                       EXHIBIT B
                                                                       ---------



                  SUPPLEMENT NO. _______ dated as of  _____________,  200_ (this
"Supplement") to Conditional Pledge and Security Agreement dated as of June ___, 2004 (as amended, supplemented or modified from time to time, the "Pledge Agreement") made by [GRANTOR ] (the "Grantor") in favor of ACORN CAPITAL GROUP, LLC (the "Secured Party").

                  As security for the Obligations (as defined in the Pledge Agreement), Grantor hereby delivers, assigns, pledges, sets over and grants to Secured Party a first priority security interest in, all of Grantor's right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all items of personal property of Grantor described below together with all substitutions and replacements thereof and any products and proceeds thereof:

                             [Describe collateral.]

                  Exhibit A to the Pledge Agreement executed by Grantor shall be deemed amended to include all of the foregoing items of personal property and such items shall be "Collateral" as defined in the Pledge Agreement and subject to the terms of the Pledge Agreement.

                  This  Supplement   shall  be  governed  by  and  construed  in
accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned parties have executed this Supplement to be effective for all purposes as of the date above first written.



                                            [GRANTOR]



                                            By_________________________________
                                               Name:
                                               Title: